Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 12/1/10 – 12/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	January 17, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING
	BANK ACCOUNTS				CURRENT MONTH		TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$710,933.03		$0.00		$710,933.03		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$1,033,315.22
OTHER (ATTACH LIST)							$355,912.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS			$0.00				$1,389,227.62

DISBURSEMENTS
NET PAYROLL	$17,563.53				$17,563.53		$569,750.74
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$38,792.50				$38,792.50		$873,104.75
SELLING
OTHER (ATTACH LIST)							$46,506.27

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$307,910.68				$307,910.68		$3,160,535.10
U.S. TRUSTEE QUARTERLY FEES							$30,549.01
COURT COSTS
TOTAL DISBURSEMENTS	$364,266.71		$0.00		$364,266.71		$4,680,445.87

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(364,266.71)		$0.00		$(364,266.71)		$(3,291,218.25)

CASH — END OF MONTH	$346,666.32		$0.00		$346,666.32		$346,666.32

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$364,266.71
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$364,266.71

Account 9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 12/31/10

Balance per Bank		$408,146.72

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1354	$6,745.75
1356	$38,811.40
1357	$636.00
1358	$14,058.29
1359	$1,204.20

Total		$(61,455.64)
Other (List)

Service charge on bank not on books		$26.14
ADP charge on books not on bank		$(50.90)

Balance per Books		$346,666.32

Account 9472
Account Name PFF Bancorp, Inc. — Tax Refund Holding
Reconciliation As of Date 12/31/10

Balance per Bank		$(10.00)

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Bank charge on bank not on books		$10.00

Balance per Books		$0.00

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker, LLP	10/1/10 – 10/31/10	$136,060.48	PFF Bancorp	1349	12/11/10	$108,445.60	$503.48	$1,668,371.20	$23,482.90

JH Cohn	10/1/10 – 10/31/10	$49,985.20	PFF Bancorp	1351	12/13/10	$39,976.80	$14.20	$543,169.10	$5,465.55
	11/1/10 – 11/30/10	$48,512.60	PFF Bancorp	1356	12/30/10	$38,804.80	$6.60	$581,973.90	$5,472.15

Blank Rome	9/1/10 – 9/30/10	$80,652.56	PFF Bancorp	1350	12/13/10	$63,845.60	$845.56	$658,097.60	$22,097.82
	10/1/10 – 10/31/10	$60,802.69	PFF Bancorp	1355	12/29/10	$48,321.60	$400.69	$706,419.20	$22,498.51

Richards Layton & Finger	10/1/10 – 10/31/10	$8,395.75	PFF Bancorp	1354	12/29/10	$6,600.00	$145.75	$148,785.04	$3,532.20

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 14
CUSTOMER CONNECTION	Last Statement: 11/30/2010
BANK OF AMERICA, N.A.	This Statement: 12/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 1 of 3
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	12/01/2010 – 12/31/2010	Statement Beginning Balance	$858,368.87
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	14	Amount of Checks	$443,632.55
Number of Other Debits	13	Amount of Other Debits	$6,589.60
		Statement Ending Balance	$408,146.72
Number of Enclosures	14
		Service Charge	$26.14
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1343	$48,505.80	12/03	8782103316	1350		$64,691.16	12/20	6592659791
1344	$47,314.02	12/03	8782103317	1351		$39,991.00	12/17	8782020588
1345	$51,595.69	12/06	6292909189	1352		$246.49	12/27	9992034123
1346	$1,215.00	12/14	6892440592	1353		$6,527.43	12/28	8892113848
1347	$3,949.00	12/10	9392482743	1355	*	$48,722.29	12/30	5992433482
1348	$10,775.70	12/13	6492348351	10053	*	$6,281.21	12/10	9392482753
1349	$108,949.08	12/22	6092411408	10054		$4,869.68	12/27	9892803734
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
12/01		$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 9980705 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	34003203903
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900028
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900029
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900030
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900031
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900032
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900033
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900034
12/08		$3,801.38	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 120848A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	41005806060
12/15		$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 0462657 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	48007310442
12/22		$2,612.26	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 122250A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	55006776541
12/29		$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 1025962 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	62004320636
12/31		$3.14	FDIC ASSESSMENT

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 14
CUSTOMER CONNECTION	Last Statement: 11/30/2010
BANK OF AMERICA, N.A.	This Statement: 12/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 2 of 3
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
11/30	$858,368.87	$858,368.87	12/20	$580,127.03	$580,127.03
12/01	$858,318.93	$858,318.93	12/22	$468,565.69	$468,565.69
12/03	$762,476.11	$762,476.11	12/27	$463,449.52	$463,449.52
12/06	$710,880.42	$710,880.42	12/28	$456,922.09	$456,922.09
12/08	$707,079.04	$707,079.04	12/29	$456,872.15	$456,872.15
12/10	$696,849.83	$696,849.83	12/30	$408,149.86	$408,149.86
12/13	$686,074.13	$686,074.13	12/31	$408,146.72	$408,146.72
12/14	$684,859.13	$684,859.13
12/15	$684,809.19	$684,809.19
12/17	$644,818.19	$644,818.19

Account Number 9146
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 14
BANK OF AMERICA, N.A.	Last Statement: 11/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 12/31/2010

Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Bank of America LOGO	Account Number 9472
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 11/30/2010
BANK OF AMERICA, N.A.	This Statement: 12/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
TAX REFUND HOLDING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
MONEY MARKET SAVINGS
Account Summary Information

Statement Period	12/01/2010 – 12/31/2010	Statement Beginning Balance	$0.00
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	1	Amount of Other Debits	$10.00
		Statement Ending Balance	$-10.00
Number of Enclosures	0		$0.00
		Service Charge	$10.00
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
12/31		$10.00	Service Charge
Daily Balances

	Ledger	Collected			Ledger	Collected
Date	Balance	Balance	Rate	Date	Balance	Balance	Rate
11/30	$0.00	$0.00	.050	12/31	$-10.00	$-10.00	0.050

Account Number 9472
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 11/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 12/31/2010

Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 2 of 2

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Bancorp, Inc.
Transaction Detail by Account
December 2010

	Date	Type	Num		Name	Memo/Description	Split	Amount	Balance
B of A Checking
	12/01/2010	Journal Entry	403				-SPLIT-	-1,215.00	-1,215.00
	12/02/2010	Journal Entry	404				-SPLIT-	-29.61	-1,244.61
	12/03/2010	Journal Entry	405				-SPLIT-	-3,949.00	-5,193.61
	12/04/2010	Journal Entry	406				-SPLIT-	-10,775.70	-15,969.31
	12/06/2010	Journal Entry	407				-SPLIT-	-10,131.53	-26,100.84
	12/11/2010	Journal Entry	408				-SPLIT-	-108,949.08	-135,049.92
	12/13/2010	Journal Entry	410				-SPLIT-	-39,991.00	-175,040.92
	12/13/2010	Journal Entry	409				-SPLIT-	-64,691.16	-239,732.08
	12/18/2010	Journal Entry	411				-SPLIT-	-246.49	-239,978.57
	12/18/2010	Journal Entry	412				-SPLIT-	-6,527.43	-246,506.00
	12/19/2010	Journal Entry	207	RR			-SPLIT-	-8,208.75	-254,714.75
	12/19/2010	Journal Entry	207	R			-SPLIT-	8,208.75	-246,506.00
	12/19/2010	Journal Entry	413				-SPLIT-	-6,745.75	-253,251.75
	12/19/2010	Journal Entry	414				-SPLIT-	-48,722.29	-301,974.04
	12/19/2010	Journal Entry	415				-SPLIT-	-38,811.40	-340,785.44
	12/20/2010	Journal Entry	416				-SPLIT-	-7,531.88	-348,317.32
	12/22/2010	Journal Entry	417				-SPLIT-	-636.00	-348,953.32
	12/24/2010	Journal Entry	418				-SPLIT-	-14,058.29	-363,011.61
	12/31/2010	Journal Entry	419				-SPLIT-	-50.90	-363,062.51
	12/31/2010	Journal Entry	420				-SPLIT-	-1,204.20	-364,266.71

Total for B of A Checking								-364,266.71
Bank Charges
	12/02/2010	Journal Entry	404				-SPLIT-	29.61	29.61

Total for Bank Charges								29.61
Blank Rome — Expenses
	12/13/2010	Journal Entry	409				-SPLIT-	845.56	845.56
	12/19/2010	Journal Entry	414				-SPLIT-	400.69	1,246.25

Total for Blank Rome — Expenses								1,246.25
Blank Rome — Fees
	12/13/2010	Journal Entry	409				-SPLIT-	63,845.60	63,845.60
	12/19/2010	Journal Entry	414				-SPLIT-	48,321.60	112,167.20

Total for Blank Rome — Fees								112,167.20
Commissions & Fees
	12/19/2010	Journal Entry	207	R			-SPLIT-	-8,062.50	-8,062.50
	12/19/2010	Journal Entry	207	RR			-SPLIT-	8,062.50	0.00

Total for Commissions & Fees								0.00
Contractor — Talbott
	12/04/2010	Journal Entry	406				-SPLIT-	10,562.50	10,562.50
	12/18/2010	Journal Entry	412				-SPLIT-	6,375.00	16,937.50

Total for Contractor — Talbott								16,937.50
Contractor — Talbott — Expenses
	12/04/2010	Journal Entry	406				-SPLIT-	213.20	213.20
	12/18/2010	Journal Entry	412				-SPLIT-	152.43	365.63

Total for Contractor — Talbott — Expenses								365.63
JH Cohn — Expenses
	12/13/2010	Journal Entry	410				-SPLIT-	14.20	14.20
	12/19/2010	Journal Entry	415				-SPLIT-	6.60	20.80

Total for JH Cohn — Expenses								20.80

	Date	Type	Num		Name	Memo/Description	Split	Amount	Balance
JH Cohn — Fees
	12/13/2010	Journal Entry	410				-SPLIT-	39,976.80	39,976.80
	12/19/2010	Journal Entry	415				-SPLIT-	38,804.80	78,781.60

Total for JH Cohn — Fees								78,781.60
Kurtzman Carson
	12/24/2010	Journal Entry	418				-SPLIT-	14,058.29	14,058.29

Total for Kurtzman Carson								14,058.29
Office Expenses
	12/01/2010	Journal Entry	403				-SPLIT-	1,215.00	1,215.00
	12/06/2010	Journal Entry	407				-SPLIT-	49.94	1,264.94
	12/20/2010	Journal Entry	416				-SPLIT-	49.94	1,314.88
	12/22/2010	Journal Entry	417				-SPLIT-	636.00	1,950.88
	12/31/2010	Journal Entry	419				-SPLIT-	50.90	2,001.78
	12/31/2010	Journal Entry	420				-SPLIT-	1,204.20	3,205.98

Total for Office Expenses								3,205.98
Payroll
	12/06/2010	Journal Entry	407				-SPLIT-	6,280.21	6,280.21
	12/06/2010	Journal Entry	407				-SPLIT-	3,801.38	10,081.59
	12/20/2010	Journal Entry	416				-SPLIT-	4,869.68	14,951.27
	12/20/2010	Journal Entry	416				-SPLIT-	2,612.26	17,563.53

Total for Payroll								17,563.53
PHJW Expenses
	12/11/2010	Journal Entry	408				-SPLIT-	503.48	503.48

Total for PHJW Expenses								503.48
PHJW Fees
	12/11/2010	Journal Entry	408				-SPLIT-	108,445.60	108,445.60

Total for PHJW Fees								108,445.60
Postage
	12/03/2010	Journal Entry	405				-SPLIT-	41.60	41.60
	12/18/2010	Journal Entry	411				-SPLIT-	132.99	174.59
	12/19/2010	Journal Entry	207	RR			-SPLIT-	86.08	260.67
	12/19/2010	Journal Entry	207	R			-SPLIT-	-86.08	174.59

Total for Postage								174.59
RLF — Fees
	12/19/2010	Journal Entry	413				-SPLIT-	6,600.00	6,600.00

Total for RLF — Fees								6,600.00
RLF Expenses
	12/19/2010	Journal Entry	413				-SPLIT-	145.75	145.75

Total for RLF Expenses								145.75
Supplies
	12/19/2010	Journal Entry	207	RR			-SPLIT-	29.92	29.92
	12/19/2010	Journal Entry	207	R			-SPLIT-	-29.92	0.00

Total for Supplies								0.00
Travel
	12/03/2010	Journal Entry	405				-SPLIT-	3,907.40	3,907.40
	12/18/2010	Journal Entry	411				-SPLIT-	113.50	4,020.90
	12/19/2010	Journal Entry	207	RR			-SPLIT-	30.25	4,051.15
	12/19/2010	Journal Entry	207	R			-SPLIT-	-30.25	4,020.90

Total for Travel								4,020.90

Journal Entry	Entry #: 403
Date: 12/01/2010

Account	Debit	Credit

Office Expenses	$1,215.00
B of A Checking		$1,215.00

Totals	$1,215.00	$1,215.00
Memo: Pure Compliance 11/24/10 8-K

Journal Entry	Entry #: 404
Date: 12/02/2010

Account	Debit	Credit

Bank Charges	$29.61
B of A Checking		$29.61

Totals	$29.61	$29.61
Memo: B of A — Nov

Journal Entry	Entry #: 405
Date: 12/03/2010

Account	Debit	Credit

Travel	$3,907.40
Postage	$41.60
B of A Checking		$3,949.00

Totals	$3,949.00	$3,949.00
Memo: McCarthy Expenses — 11/20 — 12/3/10

Journal Entry	Entry #: 406
Date: 12/04/2010

Account	Debit	Credit

Contractor — Talbott	$10,562.50
Contractor — Talbott	$213.20
B of A Checking		$10,775.70

Totals	$10,775.70	$10,775.70
Memo: 11/21/10 — 12/4/10

Journal Entry	Entry #: 407
Date: 12/06/2010

Account	Debit	Credit

Payroll	$6,280.21
Payroll	$3,801.38
Office Expenses	$49.94
B of A Checking		$10,131.53

Totals	$10,131.53	$10,131.53
Memo: McCarthy 11/20 — 12/3/10

Journal Entry	Entry #: 408
Date: 12/11/2010

Account	Debit	Credit

PHJW Fees	$108,445.60
PHJW Expenses	$503.48
B of A Checking		$108,949.08

Totals	$108,949.08	$108,949.08
Memo: 10/1 — 10/31/10

Journal Entry	Entry #: 410
Date: 12/13/2010

Account	Debit	Credit

JH Cohn — Fees	$39,976.80
JH Cohn — Expenses	$14.20
B of A Checking		$39,991.00

Totals	$39,991.00	$39,991.00
Memo: 10/1 — 10/31/10

Journal Entry	Entry #: 409
Date: 12/13/2010

Account	Debit	Credit

Blank Rome — Fees	$63,845.60
Blank Rome — Expenses	$845.56
B of A Checking		$64,691.16

Totals	$64,691.16	$64,691.16
Memo: 9/1 — 9/30/10

Journal Entry	Entry #: 411
Date: 12/18/2010

Account	Debit	Credit

Postage	$132.99
Travel	$113.50
B of A Checking		$246.49

Totals	$246.49	$246.49
Memo: McCarthy Expenses 12/4 — 12/17/10

Journal Entry	Entry #: 412
Date: 12/18/2010

Account	Debit	Credit

Contractor — Talbott	$6,375.00
Contractor — Talbott	$152.43
B of A Checking		$6,527.43

Totals	$6,527.43	$6,527.43
Memo: 12/5 — 12/18/10

Journal Entry	Entry #: 207RR
Date: 12/19/2010

Account	Debit	Credit

Commissions & Fees	$8,062.50
Postage	$86.08
Supplies	$29.92
Travel	$30.25
B of A Checking		$8,208.75

Totals	$8,208.75	$8,208.75
Memo: Reverse of JE 207R — Reverse of JE 207 — Tal

Journal Entry	Entry #: 207R
Date: 12/19/2010

Account	Debit	Credit

Commissions & Fees		$8,062.50
Postage		$86.08
Supplies		$29.92
Travel		$30.25
B of A Checking	$8,208.75

Totals	$8,208.75	$8,208.75
Memo: Reverse of JE 207 — Talbott 12/6 — 12/19

Journal Entry	Entry #: 413
Date: 12/19/2010

Account	Debit	Credit

RLF — Fees	$6,600.00
RLF — Expenses	$145.75
B of A Checking		$6,745.75

Totals	$6,745.75	$6,745.75
Memo: 22nd Application

Journal Entry	Entry #: 414
Date: 12/19/2010

Account	Debit	Credit

Blank Rome — Fees	$48,321.60
Blank Rome — Expenses	$400.69
B of A Checking		$48,722.29

Totals	$48,722.29	$48,722.29
Memo: 16th Fee Application

Journal Entry	Entry #: 415
Date: 12/19/2010

Account	Debit	Credit

JH Cohn — Fees	$38,804.80
JH Cohn — Expenses	$6.60
B of A Checking		$38,811.40

Totals	$38,811.40	$38,811.40
Memo: 23rd Fee Application

Journal Entry	Entry #: 416
Date: 12/20/2010

Account	Debit	Credit

Payroll	$4,869.68
Payroll	$2,612.26
Office Expenses	$49.94
B of A Checking		$7,531.88

Totals	$7,531.88	$7,531.88
Memo: McCarthy 12/4 — 12/17/10

Journal Entry	Entry #: 417
Date: 12/22/2010

Account	Debit	Credit

Office Expenses	$636.00
B of A Checking		$636.00

Totals	$636.00	$636.00
Memo: CT Corp 10/1/10 — 9/30/11 Statutory Rep

Journal Entry	Entry #: 418
Date: 12/24/2010

Account	Debit	Credit

Kurtzman Carson	$14,058.29
B of A Checking		$14,058.29

Totals	$14,058.29	$14,058.29
Memo: 11/1 — 11/30/10

Journal Entry	Entry #: 419
Date: 12/31/2010

Account	Debit	Credit

Office Expenses	$50.90
B of A Checking		$50.90

Totals	$50.90	$50.90
Memo: ADP W-2 Charge

Journal Entry	Entry #: 420
Date: 12/31/2010

Account	Debit	Credit

Office Expenses	$1,204.20
B of A Checking		$1,204.20

Totals	$1,204.20	$1,204.20
Memo: Pure Compliance 8-K 12/30/10

PFF Bancorp, Inc.
Profit & Loss
December 2010

Total
Income
Total Income
Expenses
Bank Charges	29.61
Blank Rome — Expenses	1,246.25
Blank Rome — Fees	112,167.20
Commissions & Fees	0.00
Contractor — Talbott	16,937.50
Contractor — Talbott — Expenses	365.63
JH Cohn — Expenses	20.80
JH Cohn — Fees	78,781.60
Kurtzman Carson	14,058.29
Office Expenses	3,205.98
Payroll	17,563.53
PHJW Expenses	503.48
PHJW Fees	108,445.60
Postage	174.59
RLF — Fees	6,600.00
RLF Expenses	145.75
Supplies	0.00
Travel	4,020.90

Total Expenses	$364,266.71

Net Operating Income	$-364,266.71

Net Income	$-364,266.71

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — December 31, 2010

Total
Income
Interest Income	33,315.22
Refunds-Allowances	17,200.00
Workers Comp Experience Refund	10,563.00

Total Income	$61,078.22
Expenses
Accrued Expenses	0.00
Bank Charges	1,168.04
Blank Rome — Expenses	22,498.51
Blank Rome — Fees	706,419.20
Commissions & Fees	0.00
Contractor — Talbott	531,305.75
Contractor — Talbott — Expenses	4,927.68
Interest Expense	0.99
JH Cohn — Expenses	5,472.15
JH Cohn — Fees	581,973.90
Kurtzman Carson	199,922.20
Legal & Professional Fees	257,506.29
Office Expenses	51,922.23
Payroll	569,750.74
PHJW Expenses	23,482.90
PHJW Fees	1,668,371.20
Postage	2,053.20
Progressive Reimb	-202,416.95
RLF — Fees	148,785.04
RLF Expenses	3,532.20
Supplies	383.11
Taxes & Licenses	8,613.23
Travel	16,529.95
US Trustee	30,549.01

Total Expenses	$4,632,750.57

Net Operating Income	$-4,571,672.35
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses

Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.20

Total Other Expenses	$142,519,693.20

Net Other Income	$-142,393,942.74

Net Income	$-146,965,615.09

PFF Bancorp, Inc.
Balance Sheet
As of December 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	346,666.32
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$2,046,666.32
Other Current Assets
Prepaid — Moffett	44,060.00

Total Other Current Assets	$44,060.00

Total Current Assets	$2,090,726.32
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00

Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	33,000.00
Prepaid OTS Assessment	6,357.00
Progressive — Tail	0.00

Total
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$13,110,786.26

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00

Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00

Total
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00

APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00

Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00

Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00

Retained Earnings	-146,678,997.03
Net Income	-364,266.71

Total Equity	$-104,319,269.74

TOTAL LIABILITIES AND EQUITY	$13,110,786.26

In re	PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 12/1/10 – 12/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	PFF Bancorp, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re	Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 12/1/10 – 12/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	January 17, 2010
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$94,934.98					$94,934.98		$31,278.00

CASH SALES								$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$30,277.00
OTHER (ATTACH LIST)[1]	$580.20	[1]				$580.20		$58,974.35
TRANSFERS (FROM DIP ACCTS)								$196,027.42

TOTAL RECEIPTS	$580.20					$580.20		$288,794.79

NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES								$124,519.58
INSURANCE
ADMINISTRATIVE	$555.74					$555.74		$64,314.10
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								$4,225.00
COURT COSTS
TOTAL DISBURSEMENTS	$555.74					$555.74		$225,113.35

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$24.46					$24.46		$63,681.44

CASH — END OF MONTH	$94,959.44					$94,959.44		$94,959.44

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1]	California Financial Partners — November 2010	$580.20

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$555.74
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$555.74

Account 9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 12/31/10

Balance per Bank		$95,485.70

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1131	$550.00

Total		$(550.00)
Other (List)
Service charge on bank not on books		$23.74

Balance per Books		$94,959.44

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9162
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 11/30/2010
BANK OF AMERICA, N.A.	This Statement: 12/31/10
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	12/01/2010 – 12/31/2010	Statement Beginning Balance	$95,479.24
Number of Deposits/Credits	1	Amount of Deposits/Credits	$580.20
Number of Checks	1	Amount of Checks	$550.00
Number of Other Debits	8	Amount of Other Debits	$23.74
		Statement Ending Balance	$95,485.70
Number of Enclosures	1
		Service Charge	$23.74
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
12/09		$580.20	CA BANKING CENTER DEPOSIT	235306360608813
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1130	$550.00	12/01	6792227205
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900035
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900036
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900037
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900038
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900039
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900040
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900041
12/31		$0.74	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
11/30	$95,479.24	$95,479.24	12/14	$95,486.44	$95,451.63
12/01	$94,929.24	$94,929.24	12/15	$95,486.44	$95,486.44
12/03	$94,906.24	$94,906.24	12/31	$95,485.70	$95,485.70
12/09	$95,486.44	$94,906.24

Account Number 9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 11/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 12/31/2010

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
December 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	12/03/2010	Journal Entry	246			-SPLIT-	-5.74	-5.74
	12/08/2010	Journal Entry	247			-SPLIT-	508.20	502.46
	12/08/2010	Journal Entry	248			-SPLIT-	-508.20	-5.74
	12/08/2010	Journal Entry	248			-SPLIT-	580.20	574.46
	12/21/2010	Journal Entry	249			-SPLIT-	-550.00	24.46

Total for B of A Checking							24.46
CA Financial Ptnr Income
	12/08/2010	Journal Entry	248			-SPLIT-	580.20	580.20
	12/08/2010	Journal Entry	247			-SPLIT-	508.20	1,088.40
	12/08/2010	Journal Entry	248			-SPLIT-	-508.20	580.20

Total for CA Financial Ptnr Income							580.20
Bank Charges
	12/03/2010	Journal Entry	246			-SPLIT-	5.74	5.74

Total for Bank Charges							5.74
Reliable Self Storage
	12/21/2010	Journal Entry	249			-SPLIT-	550.00	550.00

Total for Reliable Self Storage							550.00

Journal Entry	Entry #: 246
Date: 12/03/2010

Account	Debit	Credit

Bank Charges	$5.74
B of A Checking		$5.74

Totals	$5.74	$5.74
Memo: B of A — Nov

Journal Entry	Entry #: 247
Date: 12/08/2010

Account	Debit	Credit

B of A Checking	$508.20
CA Financial Ptnr In		$508.20

Totals	$508.20	$508.20
Memo: November 2010 (21st of 48)

Journal Entry	Entry #: 248
Date: 12/08/2010

Account	Debit	Credit

CA Financial Ptnr In	$508.20
CA Financial Ptnr In		$580.20
B of A Checking		$508.20
B of A Checking	$580.20

Totals	$1,088.40	$1,088.40
Memo: To Correct JE #247

Journal Entry	Entry #: 249
Date: 12/21/2010

Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00
Memo: January 2011

Glencrest Investment Advisors, Inc.
Profit & Loss
December 2010

Total
Income
CA Financial Ptnr Income	580.20

Total Income	$580.20
Expenses
Bank Charges	5.74
Reliable Self Storage	550.00

Total Expenses	$555.74

Net Operating Income	$24.46

Net Income	$24.46

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — December 31, 2010

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	11,202.92
Fees Billed	3,124.12
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$103,832.17
Expenses
Bank Charges	437.64
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,815.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	10,437.74
Rent — Claremont	93,547.58
Rent — Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,480.41
US Trustee	4,225.00
Utilities	2,500.98
Utilities — Gas Co	939.56
Utilities — Phone and Data	13,180.03
Utilities — SCE	7,260.65
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$220,604.80

Net Operating Income	$-116,772.63
Other Income
Other Income	12,419.88

Total Other Income	$12,419.88
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,365.77

Net Income	$-104,406.86

Glencrest Investment Advisors, Inc.
Balance Sheet
As of December 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	94,959.44
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$94,959.44

Total Current Assets	$94,959.44
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$726,731.44

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00

Total
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	4,255.98
Net Income	24.46

Total Equity	$667,893.44

TOTAL LIABILITIES AND EQUITY	$726,731.44

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 12/1/10 – 12/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.
      Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 12/1/10 – 12/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	January 17, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING TO
	BANK ACCOUNTS				CURRENT MONTH		DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$91,006.38				$91,006.38		$44,046.24

RECEIPTS
CASH SALES	$339.82				$339.82		$49,825.99
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$339.82				$339.82		$50,133.21

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$16.70				$16.70		$249.95
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$2,600.00
COURT COSTS
TOTAL DISBURSEMENTS	$16.70				$16.70		$2,849.95

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$323.12				$323.12		$47,283.26

CASH — END OF MONTH	$91,329.50				$91,329.50		$91,329.50

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$16.70
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$16.70

Account 8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 12/31/10

Balance per Bank		$91,312.80

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Service charge on bank not on books		$16.70

Balance per Books		$91,329.50

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8202
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 11/30/2010
BANK OF AMERICA, N.A.	This Statement: 12/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	12/01/2010 – 12/31/2010	Statement Beginning Balance	$90,989.68
Number of Deposits/Credits	2	Amount of Deposits/Credits	$339.82
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	6	Amount of Other Debits	$16.70
		Statement Ending Balance	$91,312.80
Number of Enclosures	0
		Service Charge	$16.70
Deposits and Credits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
12/20		$224.77	CA BANKING CENTER DEPOSIT	235306360972201
12/27		$115.05	CA BANKING CENTER DEPOSIT	235306360543612
Withdrawals and Debits
Other Debits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900023
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900024
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900025
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900026
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900027
12/31		$0.70	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
11/30	$90,989.68	$90,989.68	12/24	$91,198.45	$91,198.45
12/03	$90,973.68	$90,973.68	12/27	$91,313.50	$91,198.45
12/20	$91,198.45	$90,973.68	12/30	$91,313.50	$91,306.60
12/23	$91,198.45	$91,184.97	12/31	$91,312.80	$91,312.80

Account Number 8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 11/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 12/31/2010

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
December 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	12/03/2010	Journal Entry	97			-SPLIT-	-16.70	-16.70
	12/18/2010	Journal Entry	98			-SPLIT-	224.77	208.07
	12/24/2010	Journal Entry	99			-SPLIT-	115.05	323.12

Total for B of A Checking							323.12
Fees Billed
	12/18/2010	Journal Entry	98			-SPLIT-	224.77	224.77
	12/24/2010	Journal Entry	99			-SPLIT-	115.05	339.82

Total for Fees Billed							339.82
Bank Charges
	12/03/2010	Journal Entry	97			-SPLIT-	16.70	16.70

Total for Bank Charges							16.70

Journal Entry	Entry #: 97
Date: 12/03/2010

Account	Debit	Credit

Bank Charges	$16.70
B of A Checking		$16.70

Totals	$16.70	$16.70

Memo: B of A — Nov

Journal Entry	Entry #: 98
Date: 12/18/2010

Account	Debit	Credit

B of A Checking	$224.77
Fees Billed		$224.77

Totals	$224.77	$224.77

Memo: Transamerica

Journal Entry	Entry #: 99
Date: 12/24/2010

Account	Debit	Credit

B of A Checking	$115.05
Fees Billed		$115.05

Totals	$115.05	$115.05

Memo: Transamerica

Glencrest Insurance Services, Inc.
Profit & Loss
December 2010

Total
Income
Fees Billed	339.82

Total Income	$339.82
Expenses
Bank Charges	16.70

Total Expenses	$16.70

Net Operating Income	$323.12

Net Income	$323.12

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — December 31, 2010

Total
Income
Fees Billed	49,825.99

Total Income	$49,825.99
Expenses
Bank Charges	249.95
Taxes & Licenses	0.00
US Trustee	2,600.00

Total Expenses	$2,849.95

Net Operating Income	$46,976.04
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$47,283.26

Glencrest Insurance Services, Inc.
Balance Sheet
As of December, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	91,329.50
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$91,329.50

Total Current Assets	$91,329.50
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$143,724.50

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	46,960.14
Net Income	323.12

Total Equity	$107,852.50

TOTAL LIABILITIES AND EQUITY	$143,724.50

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 12/1/10 – 12/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services, Inc.
      Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 12/1/10 – 12/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	January 17, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,409,071.84				$1,409,071.84		$1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)							$227,179.23

TOTAL RECEIPTS							$227,179.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$15.85				$15.85		$1,458.90
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$2,600.00
COURT COSTS
TOTAL DISBURSEMENTS	$15.85				$15.85		$4,158.24

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(15.85)				$(15.85)		$223,020.99

CASH — END OF MONTH	$1,409,055.99				$1,409,055.99		$1,409,055.99

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$15.85
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$15.85

Account 9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 12/31/10

Balance per Bank		$1,409,029.14

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Service charge on bank not on books		$26.85

Balance per Books		$1,409,055.99

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9188
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 11/30/2010
BANK OF AMERICA, N.A.	This Statement: 12/31/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	12/01/2010 – 12/31/2010	Statement Beginning Balance	$1,409,055.99
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	6	Amount of Other Debits	$26.85
		Statement Ending Balance	$1,409,029.14
Number of Enclosures	0
		Service Charge	$26.85
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900042
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900043
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900044
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900045
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900046
12/31		$10.85	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
11/30	$1,409,055.99	$1,409,055.99	12/31	$1,409,029.14	$1,409,029.14
12/03	$1,409,039.99	$1,409,039.99

Account Number 9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 11/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 12/31/2010

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
December, 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	12/02/2010	Journal Entry	42			-SPLIT-	-15.85	-15.85

Total for B of A Checking							-15.85
Bank Charges
	12/02/2010	Journal Entry	42			-SPLIT-	15.85	15.85

Total for Bank Charges							15.85

Journal Entry	Entry #: 42
Date: 12/02/2010

Account	Debit	Credit

Bank Charges	$15.85
B of A Checking		$15.85

Totals	$15.85	$15.85
Memo: B of A — Nov

Diversified Builder Services, Inc.
Profit & Loss
December 2010

Total
Income
Total Income
Expenses
Bank Charges	15.85

Total Expenses	$15.85

Net Operating Income	$-15.85

Net Income	$-15.85

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — December 31, 2010

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	458.90
Taxes & Licenses	0.00
U S Trustee	2,600.00

Total Expenses	$4,058.90

Net Operating Income	$223,120.33
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$223,020.99

Diversified Builder Services, Inc.
Balance Sheet
As of December 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,409,055.99
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,409,055.99

Total Current Assets	$1,409,055.99
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,678,218.01

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00

APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	223,036.84
Net Income	-15.85

Total Equity	$-16,615,431.01

TOTAL LIABILITIES AND EQUITY	$-1,678,218.01

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 12/1/10 – 12/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.
     Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 12/1/10 – 12/31/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	January 17, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$22,980.94				$22,980.94		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$2.18				$2.18		$146.28
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$2,600.00
COURT COSTS
TOTAL DISBURSEMENTS	$2.18				$2.18		$2,746.28

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(2.18)				$(2.18)		$(2,746.28)

CASH — END OF MONTH	$22,978.76				$22,978.76		$22,978.76

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$2.18
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$2.18

Account 8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 12/31/10

Balance per Bank		$22,962.58

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Service charge on bank not on books		$16.18

Balance per Books		$22,978.76

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 12/1/10 – 12/31/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8192
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 11/30/2010
BANK OF AMERICA, N.A.	This Statement: 12/31/2010
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	12/01/2010 – 12/31/2010	Statement Beginning Balance	$22,976.76
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	6	Amount of Other Debits	$16.18
		Statement Ending Balance	$22,962.58
Number of Enclosures	0
		Service Charge	$16.18
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900018
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900019
12/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900020
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900021
12/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900022
12/31		$0.18	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
11/30	$22,978.76	$22,978.76	12/31	$22,962.58	$22,962.58
12/03	$22,962.76	$22,962.76

Account Number 8192
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 11/30/2010
DALLAS, TEXAS 75283-2406	This Statement: 12/31/2010

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
December 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	12/02/2010	Journal Entry	38			-SPLIT-	-2.18	-2.18

Total for B of A Checking							-2.18
Bank Charges
	12/02/2010	Journal Entry	38			-SPLIT-	2.18	2.18

Total for Bank Charges							2.18

Journal Entry	Entry #: 38

Date: 12/02/2010

Account	Debit	Credit

Bank Charges	$2.18
B of A Checking		$2.18

Totals	$2.18	$2.18
Memo: B of A — Nov

PFF Real Estate Services, Inc.
Profit & Loss
December 2010

Total
Income
Total Income
Expenses
Bank Charges	2.18

Total Expenses	$2.18

Net Operating Income	$-2.18

Net Income	$-2.18

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — December 31, 2010

Total
Income
Total Income
Expenses
Bank Charges	146.28
U S Trustee	2,600.00

Total Expenses	$2,746.28

Net Operating Income	$-2,746.28
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-2,746.24

PFF Real Estate Services, Inc.
Balance Sheet
As of December 31, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	22,978.76
PFF Checking	0.00

Total Bank Accounts	$22,978.76

Total Current Assets	$22,978.76

TOTAL ASSETS	$22,978.76

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-2,744.06
Net Income	-2.18

Total Equity	$22,978.76

TOTAL LIABILITIES AND EQUITY	$22,978.76

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 12/1/10 – 12/31/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc.
      Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X